Exhibit 4.4

No. FBU 17644	_______ Shares

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW HAMPSHIRE

UNITIL CORPORATION

SEE REVERSE FOR

CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE EITHER IN NEW YORK, NEW YORK OR IN BOSTON, MASSACHUSETTS

COMMON STOCK

CUSIP 913259 10 7

THIS CERTIFIES that

SPECIMEN

is the registered holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT NOMINAL OR PAR VALUE, OF UNITIL CORPORATION, transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of The State of New Hampshire and to the Articles of Incorporation and By-Laws of the Company, and amendments to each. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Company.

WITNESS the corporate seal of the Company and the signatures of its duly authorized officers.

[SEAL: UNITIL CORPORATION

INCORPORATED NEW HAMPSHIRE 1984]

Dated ______________________________

/s/ MARK H. COLLIN	/s/ ROBERT G. SCHOENBERGER

TREASURER	CHAIRMAN OF THE BOARD AND

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED

EquiServe Trust Company, N.A.

BY	TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

UNITIL CORPORATION

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST ADDRESSED TO THE SECRETARY OF THE COMPANY, A STATEMENT OF THE TERMS OF THE COMPANY’S COMMON STOCK.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –as tenants in common TEN ENT –as tenants by the entireties JT TEN –as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT– ..........Custodian.......... (Cust) (Minor) under Uniform Gifts to Minors Act ..................................... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________ Attorney

to transfer the said Stock on the books of the within-named Company, with full power of substitution in the premises.

Dated: _______________________

In the presence of

____________________________________________

_______________________________________

NOTICE: The signature to this assignment

must correspond with the name(s) written upon

the face of the certificate, in every particular,

without alteration or enlargement, or any change

whatever.